LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 12, 2020

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

OF EACH FUND LISTED IN SCHEDULE A

1)	The following sentence is added to the end of the section titled “Management – Portfolio managers” in the summary section of each Fund’s Summary Prospectus and Statutory Prospectus:

It is anticipated that Mr. Smith will step down as a member of the fund’s portfolio management team effective on or about December 31, 2020. At that time, Mr. Smith will transition to an advisory role at Brandywine Global.

2)	The following sentence is added to the end of the first paragraph in the section of each Fund’s Statutory Prospectus titled “More on fund management – Portfolio managers”:

It is anticipated that Mr. Smith will step down as a member of the fund’s portfolio management team effective on or about December 31, 2020. At that time, Mr. Smith will transition to an advisory role at Brandywine Global.

3)

The following footnote will be added to all references to Stephen S. Smith with respect to each Fund in the section of each Fund’s SAI titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and “Portfolio Managers : – Portfolio Manager Securities Ownership”

*

It is anticipated that Mr. Smith will step down as a member of the Fund’s portfolio management team effective on or about December 31, 2020. At that time, Mr. Smith will transition to an advisory role at Brandywine Global.

SCHEDULE A

Fund	Date of Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL – Global Opportunities Bond Fund	April 29, 2019

BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged)	March 23, 2019

BrandywineGLOBAL – Global Unconstrained Bond Fund	March 1, 2019

BrandywineGLOBAL – International Opportunities Bond Fund	April 29, 2019

Please retain this supplement for future reference.

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